UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2023

Pasithea Therapeutics Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40804	85-1591963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Lincoln Road, Suite 500

Miami Beach, FL 33139

(Address of principal executive offices, including zip code)

(786) 977-3380

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.0001 per share	KTTA	The Nasdaq Capital Market
Warrants to purchase shares of common stock, par value $0.0001 per share	KTTAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08. Shareholder Director Nominations.

On October 6, 2023, the board of directors (the “Board”) of Pasithea Therapeutics Corp. (the “Company”) set the date for the Company’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”) as November 29, 2023. The Company expects to begin delivering and making available the proxy materials for the 2023 Annual Meeting on or about October 23, 2023. Because the Annual Meeting will be held more than thirty (30) days after the anniversary date of the Company’s 2022 annual meeting of stockholders, the Company is filing this Current Report on Form 8-K to provide the due date for the submission of any qualified stockholder proposals or qualified stockholder director nominations with respect to the 2023 Annual Meeting.

Stockholders who intend to present proposals for inclusion in the proxy materials for the 2023 Annual Meeting under Rule 14a-8 (“Rule 14a-8”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) must ensure that such proposals are received by the Company, in writing at 1111 Lincoln Road, Suite 500, Miami Beach, FL 33139, no later than October 23, 2023, which the Company has determined to be a reasonable time before it expects to begin to deliver and make available its proxy materials, and must furthermore comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act.

Pursuant to the Company’s Amended and Restated Bylaws, to be considered timely, stockholders who intend to present proposals for director nominations or any other proposal at the 2023 Annual Meeting must provide notice in writing to the Company at 1111 Lincoln Road, Suite 500, Miami Beach, FL 33139, no later than October 23, 2023, the tenth calendar day following the date of this Current Report on Form 8-K publicly announcing the date of the 2023 Annual Meeting.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by October 23, 2023, the tenth calendar day following the date of this Current Report on Form 8-K publicly announcing the date of the 2023 Annual Meeting.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PASITHEA THERAPEUTICS CORP.

Dated: October 13, 2023	By:	/s/ Tiago Reis Marques
Tiago Reis Marques
Chief Executive Officer

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